EXHIBIT 10.22


                               CYTOGEN CORPORATION

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                         (last amended as of June, 2002)


1.       Purpose; Effective Date.

     (a) The purposes of this Plan are to further the interests of Cytogen Corporation (the "Company") by retaining the services of persons now serving as non-employee Directors of the Company, attracting and retaining the services of persons capable of serving on the Board of Directors of the Company, and by providing such persons with an incentive that aligns their interests with the interests of the Company's shareholders.

     (b) This Plan will become effective on approval of the Plan by the affirmative vote of the majority of shares present in person or represented by proxy at a meeting of the shareholders of the Company and cast on the proposal for approval of the Plan.

2.       Definitions.

         Whenever used in this Plan, the following terms will have the meanings set forth in this Section:

         "Board of Directors" means the Board of Directors of the Company.

         "Cash Component" means director cash compensation, including but not limited to annual services fees, fees payable for board and committee meetings attended and fees for committees chaired.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock, par value $.0l per share, of the Company.

         "Compensation Shares" means any shares of Common Stock issued to Eligible Directors hereunder in payment of such Eligible Director's Cash Component of compensation.

         "Date of Grant" means with respect to any Option the date the Option will become effective under the provisions of this Plan.

         "Disability" means inability of a Director to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which reasonably can be expected to last for a continuous period of not less than six months.

         "Eligible Director" means, as of any time, a person who is a director of the Company but is not then an Employee.


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         "Employee" means any person employed by the Company (including, without limitation, a person employed by the Company who is also an officer or director of the Company).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder.

         "Exercise Price" means with respect to any Option the price per share which must be paid upon exercise of the Option.

         "Fair Market Value" means (i) if the Common Stock is traded in a market in which actual transactions are reported, the average of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent annual valuation prepared by an independent expert at the request of the Board of Directors.

         "Major Event" means when (i) the Company enters into one or more definitive agreements to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets, or to effect any other transaction, consolidation or reorganization having similar results or effect; (ii) any person other than the Company makes a tender or exchange offer for more than 50% of Common Stock pursuant to which purchases of any amount of Common Stock are made; or (iii) stock representing more than 50% of the voting power of the Company is acquired by any person other than the Company in any one or more transactions occurring in any 24-month period.

         "Option" means any option granted under this Plan.

         "Option Agreement" means an agreement, in such form as may be determined by the Board of Directors or the Committee, executed and delivered by the Company to the holder of any Option with respect to that option.

         "Option Shares" means, with respect to any Option, the maximum number of shares of Common Stock which may be acquired under the option prior to its expiration.

         "Plan" means the Cytogen Corporation 1999 Directors Stock Option Plan, as amended.

         "Publicly Traded" means, with respect to any class of stock, that the class of stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering.


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         "Termination of Service" means the time when a Director ceases to serve as a Director for any reason, including without limitation by reason of resignation, retirement, removal, death or Disability.

3.       Administration of the Plan.

     (a) The Compensation Committee of the Board of Directors will be responsible for the administration of this Plan. The Committee shall consist of two or more non-employee directors of the Company who meet the definition of "outside director" under the provisions of Section 162(m) of the Code and the definition of "non-employee director" under the provisions of the Exchange Act. No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a "non-employee director" or as an "outside director".

     (b) The Committee shall (i) determine or provide for the terms and conditions of the issuance of Compensation Shares, if so authorized by the Board of Directors, or grant Agreements, and all election and other forms, which terms and conditions shall not be inconsistent with this Plan, (ii) interpret the Plan and (iii) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) No member of the Board of Directors or of any committee of the Board of Directors shall be liable for any act or omission of the Board or any committee, or of any other member of the Board or any committee, or for any act or omission on his own part, in connection with the administration of this Plan unless it resulted from the member's own willful misconduct.

4.       Persons Eligible to Receive Options and Compensation Shares.

         Options and Compensation Shares shall be granted only to Eligible Directors.

5.       Stock Subject to the Plan.

         The maximum number of shares of Common Stock as to which Options or Compensation Shares may be granted or issued under this Plan is 500,000 shares, subject to adjustment as provided in Section 8. If any Option or Compensation Share expires or is cancelled, surrendered or forfeited without being exercised in full (with respect to Options), the number of shares as to which the Option is not exercised, or Options or Compensation Shares are canceled, surrendered or forfeited, will once again become shares as to which new Options or Compensation Shares may be granted. The Common Stock which is issued upon the exercise of Options or issued as Compensation Shares may be authorized but unissued shares or shares which have been issued and reacquired by the Company.


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6.       Grants of Options or Compensation Shares.

     (a) Each person who is newly-elected a director of the Company at an annual meeting of the stockholders of the Company, such person having not previously served as a director of the Company and such person then being an Eligible Director, shall, as of the date of such annual meeting, be granted an Option to purchase twenty thousand (20,000) shares of Common Stock. In addition, each person who is appointed a director of the Company after the date of the most recent annual meeting of the stockholders of the Company, and is an Eligible Director as of such date, shall be granted on such date an Option to purchase a pro rata portion of twenty thousand (20,000) shares of Common Stock, based upon the number of full months remaining from the date of appointment until the one year anniversary month of such preceding annual meeting.

     (b) Effective on approval of the Plan by the shareholders, each person who is on that date an Eligible Director shall be granted an Option to purchase twenty one thousand (21,000) shares of Common Stock (the "Initial Option").

     (c) Each person who is appointed a director of the Company after the date of approval of the Plan by the Shareholders and is an Eligible Director as of such date shall be granted an Option to purchase a pro rata portion of ten thousand (10,000) shares of Common Stock, based upon the number of full months remaining from the date of election until the one year anniversary month of the preceding annual meeting, as of the effective date of their appointment.

     (d) On the day following each annual meeting of the stockholders of the Company, commencing with the 2000 annual meeting, each person who is on that date an Eligible Director and was re-elected at that meeting shall be granted an Option to purchase 10,000 shares of Common Stock. In addition, a Chairman of the Board of Directors, unless the Compensation Committee of the Board determines otherwise, shall receive an additional grant of fifteen thousand (15,000) shares of Common Stock.

     (e) Eligible Directors shall receive, at the sole discretion of and after formal action by the Board of Directors, Compensation Shares in such number of shares of Common Stock that is equal to each respective Eligible Director's Cash Component compensation divided by the Fair Market Value of the Company's Common Stock as of the date of issuance of such Compensation Shares, which shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by the Company, subject to the terms and conditions set forth herein. Compensation Shares shall not be issued for services not yet rendered by an Eligible Director to the Company.

     (f) Subject to Section 6(e) hereof, Eligible Directors shall receive Compensation Shares in lieu of the Cash Component of such Eligible Director's compensation until at least such time as: (i) such Eligible Director owns twenty thousand (20,000) shares of the Company's Common Stock, excluding options or other rights to acquire shares of the Company's Common Stock, whether exercisable or unexercisable; or (ii) if fewer than 20,000 shares are so owned, such smaller number of shares having a Fair Market Value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase Common Stock, whether exercisable or unexercisable, or other rights to acquire Common Stock of the Company.


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

     (g) Upon  achieving  either  of the  milestones  (i) or (ii)  set  forth in
Section 6(f) hereof, each such Eligible Director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of Common Stock under the Plan; provided, however, that such Eligible Director must make such election by providing notice of such election to the Company.

     (h) Each Option provided for in this Section 6 shall be granted automatically and without further action by the Company, the Board of Directors or the Company's stockholders. Promptly after the Date of Grant of each Option provided for in this Section 6, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. No other Options may be granted at any time under this Plan.

7.       Option and Compensation Shares Provisions.

     (a) Exercise Price. The Exercise Price of the Initial Option will be 200% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. The Exercise Price of each Option (or stock appreciation right, if otherwise permissible) other than the Initial Option will be 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option (or stock appreciation right, if otherwise permissible). The Committee may not: (i) reduce the Exercise Price of any Option (or stock appreciation right, if otherwise permissible) granted or to be granted under the Plan; (ii) cancel and re-grant Options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled Options are put back into the available pool for grant; (iii) replace underwater Options with restricted stock in an exchange, buy-back or other scheme; or (iv) replace any Options with new Options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

     (b) Term; Vesting.

          (i) No Option granted under this Plan may be exercised more than 10 years after the Date of Grant of the option.

          (ii) Except as provided in Sections 7(b)(iii), 7(f), 7(g) and 7(h), the Initial Option shall become exercisable in one-third increments annually on the first, second, and third anniversaries of the Date of Grant, and Options other than the Initial Option shall become exercisable in full on the first anniversary of the Date of Grant.

          (iii)Upon the occurrence of a Major Event, all of the Option Shares covered by an Option shall become immediately available for purchase upon exercise of the option, without regard to the vesting provisions of Section 7(b)(ii).

     (c) Exercise of Options. An Option may be exercised in whole or in part at any time, or from time to time, during its term. To exercise an Option, the person exercising the Option must deliver to the Company, at its principal office:

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          (i)  a notice of exercise of the  Option,  which  states the extent to which the option is being exercised; and

          (ii) payment in full in cash, which may be satisfied by a check, in an amount equal to the Exercise Price of the option times the number of shares as to which it is being exercised.

     (d) Delivery of Stock Certificates. As promptly as practicable after an option is exercised or Compensation Shares become payable to an Eligible Director, the Company will deliver to the person who exercises the Option or is owed such Compensation Shares, certificates registered in that person's name representing the number of shares of Common Stock which were purchased by the exercise of the option or grant of Compensation Shares in payment for services rendered. Each certificate may bear a legend to indicate, if applicable, that the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act.

     (e) Nontransferability

          (i) Options. During the lifetime of a person to whom an option is issued, the Option may be exercised only by that person or his or her guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, will not be subject to execution, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of an option contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Option, and, except as expressly stated in this Plan, the Company will not be required to, and will not, issue Common Stock on exercise of an option to anyone who claims to have acquired that option from the person to whom it was granted.

          (ii) Compensation Shares. For one year after the date of issuance of Compensation Shares to any Eligible Director, such Compensation Shares shall not be transferable by such Eligible Director. During this one year period, Compensation Shares may not be assigned, pledged or hypothecated in any way, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of Compensation Shares contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Compensation Shares, and, except as expressly stated in this Plan, the Company will not be required to, and will not, remove any related restrictive legend from the Compensation Shares until such one year period has expired. The Compensation Shares shall bear a restrictive legend evidencing such lock-up (the "Lock-up Legend"). Upon the expiration of such one year lock-up period, Compensation Shares shall become fully transferable by the


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

               holder, subject to the terms of the Securities Act of 1933, as amended and state securities laws. The Company shall take reasonable steps to remove the Lock-up Legend from the Compensation Shares within a reasonable time after the expiration of such period upon the request of an Eligible Director. Notwithstanding such lock-up provision, upon the occurrence of a Major Event, all of the Compensation Shares issued hereunder to Eligible Directors shall be treated in a like manner as are the outstanding shares of the Company's Common Stock upon the occurrence of such Major Event.

     (f) Termination of Service of Director Holding an Option Other Than Because of Death or Disability. Subject to the provisions of Sections 7(b) and 7(h), if there is a Termination of Service of a director to whom an Option has been granted, other than by reason of the director's death or disability, or retirement, each Option held by the director may be exercised until the earlier of (x) the end of the three-month period immediately following the date of Termination of service, or (y) the expiration of the term of the option.

     (g) Death or Disability of Director Holding an Option. Notwithstanding the provisions of Section 7(b), if there is a Termination of Service of a director to whom an option has been granted by reason of the director's death or disability, or a former director dies within three months following the date of his or her Termination of Service, each option held by the Director on the date of the Director's Termination of Service may be exercised in full (i.e., in respect of up to 100% of the Option shares, regardless of the time elapsed since the Date of Grant) until the earlier of (x) the end of the one-year period immediately following the date of Termination of service or (y) the expiration of the term of the option. In the event of an Eligible Director's death, all of such person's outstanding Options will transfer to the maximum extent permitted by law to such person's designated Beneficiary. Each Eligible Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her Beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Company, will be effective only when delivered to the Company and when effective will revoke all prior designations by the Eligible Director. If an Eligible Director dies with no such beneficiary designation in effect, such person's Options will be transferable by will or pursuant to the laws of descent and distribution applicable to such person.

     (h) Retirement or Resignation. If there is a Termination of Service of a Director by reason of the Director's retirement or resignation at any time after the Director has reached age 55 with a minimum of three years' service as a non-employee director, each Option held by the Director on the date of the Director's Termination of Service may be exercised in full (i.e., in respect of up to 100% of the Option Shares, regardless of the time elapsed since the Date of Grant) until the earlier of (x) the end of the five year period immediately following the date of Termination of Service or (y) the expiration of the term of the option.

8.       Recapitalization, reorganizations, stock splits and the like.

     (a) The existence of outstanding Options or Compensation Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or


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prior  preference  stock ahead of or  affecting  the Common  Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act
or  proceeding,   whether  of  a  similar  character  or  otherwise.  Except  as hereinafter expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding options.

     (b) If as a result of any (i) reorganization or liquidation of the Company or (ii) reclassification of the Company's capital stock, stock splits, stock splits in the form of dividends, reverse stock splits, or similar recapitalizations of the Company, or (iii) consolidation or merger of the Company with or into another corporation, or sale of all or substantially all the assets of the Company (a reorganization or liquidation of the Company or reclassification of the Company's capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an Option is outstanding, the holders of the Common Stock become entitled to receive with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, upon exercise of that Option the holder will receive what the holder would have owned if the holder had exercised the Option immediately before the first Corporate Transaction which occurred while the option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. Compensation Shares shall be adjusted in the same manner as the Company's Common Stock in all events.

9.       Rights of Option Holder.

         The holder of an Option will not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option, the holder will be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock records of the Company.

10.      Laws and Regulations.

         The obligation of the Company to sell and deliver shares of Common Stock on exercise of options or upon the issuance of Compensation Shares will be subject to the condition that legal counsel for the Company be satisfied that the sale and delivery will not violate the Securities Act of 1933, as amended, or any other applicable laws, rules or regulations.

11.      Reservation of Shares.

         The Company will at all times keep reserved for issuance on exercise of options a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding options (assuming no subsequent adjustments under Section 8).

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12.      Amendment of the Plan.

         The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in Section 8, increase the maximum number of shares of Common Stock which may be issued on exercise of Options or the payment of Compensation Shares granted under this Plan; (ii) change the provisions of Section 6 or Section 7; or (iii) change the categories of persons eligible to receive options or Compensation Shares under this Plan. No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option or Compensation Shares, adversely affect the holder's rights under that Option or with respect to such Compensation Shares. Notwithstanding approval by shareholders, the Board may amend this Plan without further shareholder approval to add provisions required or enabled by changes to Rule 16b-3.

13.      Termination of the Plan.

         This Plan will terminate on June 16, 2009, unless sooner terminated. The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action may adversely affect the rights of a person holding an outstanding Option or Compensation Share. The applicable terms of the Plan, and any terms and conditions as applicable to Options or Compensation Shares granted prior to such date, shall survive the termination of the Plan and continue to apply to such Options or Compensation Shares.




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